Exhibit 10.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of June 13, 2024 (the “Effective Date”), is made by and between AmeriServ Financial, Inc., a Pennsylvania corporation (the “Buyer”), and Driver Opportunity Partners I LP, a Delaware limited partnership (the “Seller”). The Buyer and the Seller are sometimes each referred to herein as a “Party” and are sometimes collectively referred to herein as the “Parties”.

WHEREAS, the Seller is the beneficial owner of 628,003 shares (collectively, the “Shares”) of the common stock, par value $0.01 per share (the “Common Stock”), of the Buyer; and

WHEREAS, the Buyer desires to purchase from the Seller, and the Seller desires to sell to the Buyer, the Shares on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Parties hereby agree as follows:

1.            Sale and Purchase.

(a)            Subject to the terms and conditions of this Agreement, the Seller agrees to sell to the Buyer, and Buyer agrees to purchase from the Seller, the Shares at a purchase price (the “Purchase Price”) calculated by multiplying (i) the average of the closing sale prices, as reported on the Nasdaq Global Market, for the Common Stock for the five (5) trading days ending on the day immediately preceding the Effective Date by (ii) the number of Shares. Such sale and purchase shall occur following the Parties’ execution and delivery of this Agreement during normal stock market trading hours (such time, the “Execution Time”) pursuant to Section 2 hereof.

2.            Settlement; Deliverables.

(a)            On the Effective Date, upon the terms and subject to the conditions of this Agreement, the Buyer hereby agrees to repurchase from the Seller, and the Seller hereby agrees to sell, convey, assign, transfer and deliver, or cause to be delivered, to the Buyer, the Shares for an aggregate purchase price equal to the Purchase Price, free and clear of any and all mortgages, pledges, encumbrances, liens, security interests, options, charges, claims, deeds of trust, deeds to secure debt, title retention agreements, rights of first refusal or offer, limitations on voting rights, proxies, voting agreements, limitations on transfer or other agreements or claims of any kind or nature whatsoever (collectively, “Liens”).

(b)            Following the Execution Time, (i) the Buyer shall pay to the Seller the aggregate Purchase Price, by wire transfer of immediately available funds to an account designated by the Seller in writing and (ii) the Seller shall arrange for an appropriate electronic transfer (including, without limitation, through Deposit and Withdrawal at Custodian) of the Shares to one or more accounts designated by the Company, sufficient to convey to the Company good, valid and marketable title in and to the Shares, free and clear of any and all Liens.

3.            Representations and Warranties of the Buyer. The Buyer hereby represents and warrants to the Seller that the statements contained in this Section 3 are true and correct as of the date of this Agreement, except that those representations and warranties which by their terms speak as of the date of this Agreement or some other date shall be true and correct as of such date).

(a)            Authority. The Buyer has full corporate right, power, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby (the “Transactions”). The execution and delivery of this Agreement by the Buyer, the consummation by the Buyer of the Transactions, and the performance by the Buyer of its obligations hereunder have been duly authorized by all necessary action on the part of the Buyer. This Agreement has been duly executed and delivered by the Buyer and (assuming the due authorization, execution and delivery by the Seller) constitutes the legal, valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors’ rights and the exercise of judicial discretion in accordance with general principles of equity.

(b)            Consents and Approvals. No consent, approval, or authorization of or designation, declaration, or filing with any Regulatory Authority or Person (each, a “Consent”) is required on the part of the Buyer in connection with the execution or delivery of this Agreement or the consummation of the Transactions. As used in this Agreement, (i) the term “Regulatory Authority” means any federal, state, or local governmental authority, agency, instrumentality, or court, or any self-regulatory organization, including, without limitation, the U.S. Securities and Exchange Commission, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Pennsylvania Department of Banking and Securities, and the respective staffs thereof, and (ii) the term “Person” shall be interpreted broadly to include any individual, corporation, business trust, partnership, limited partnership, limited liability company, association, two or more persons having a joint or common interest, or any other legal or commercial entity.

(c)            No Other Representations or Warranties. Except as set forth in this Agreement, the Buyer makes no representation or warranty, express or implied, whether at law or in equity, with respect to the Buyer or the Transactions, and all other representations or warranties are hereby expressly disclaimed.

4.            Representations and Warranties of the Seller. The Seller hereby represents to the Buyer that the statements contained in this Section 4 are true and correct as of the date of this Agreement, except that those representations and warranties which by their terms speak as of the date of this Agreement or some other date shall be true and correct as of such date).

(a)            Authority. The Seller has full right, power, authority and capacity to execute and deliver this Agreement and to perform his obligations hereunder and to consummate the Transactions. This Agreement has been duly executed and delivered by the Seller and (assuming the due authorization, execution and delivery by the Buyer) constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors’ rights and the exercise of judicial discretion in accordance with general principles of equity.

(b)            Consents and Approvals. No Consent is required on the part of the Seller in connection with the execution or delivery of this Agreement or the consummation of the Transactions.

(c)            Title to Shares. The Shares are all of the shares of Common Stock owned, beneficially or of record, by the Seller. The Seller is the sole beneficial owner of the Shares, has good and marketable title to the Shares, free and clear of any Liens (other than restrictions on transfer under applicable state and federal laws), and has the right and authority to sell the Shares to the Buyer pursuant to this Agreement.

(d)            Investment Experience. The Seller is a sophisticated investor, is familiar with the Buyer’s business, and has such knowledge and experience in financial or business matters that the Seller is capable of evaluating the merits and risks of the sale of the Shares to the Buyer. Without limiting the generality of the foregoing, the Seller acknowledges that future sales of the Buyer’s equity securities, including, without limitation, shares of the Common Stock, could be at a premium to the Purchase Price, and that such sales could occur at any time or not at all. The Seller has considered all of the foregoing and nevertheless desires to sell the Shares to the Buyer pursuant to the terms hereof.

(e)            Information Received. The Seller has received all of the information that the Seller considers material, necessary, or appropriate in determining whether to sell the Shares to the Buyer and acknowledges that such information is sufficient to allow the Seller to reach an informed decision to sell the Shares; provided, however, that the Seller acknowledges that the Buyer is not making any representations or warranties in connection with any such information or otherwise with respect to the Transactions.

(f)            Review of this Agreement; No Reliance. The Seller has had an opportunity to review this Agreement with his own legal counsel. The Seller has not relied on any representation, warranty, or statement of, or made by, the Buyer or its representatives in making the Seller’s investment decision in selling the Shares other than the representations and warranties expressly set forth in Section 3 of this Agreement.

(g)            No Other Representations or Warranties. Except as set forth in this Agreement, the Seller makes no representation or warranty, express or implied, whether at law or in equity, with respect to the Seller or the Transactions, and all other representations or warranties are hereby expressly disclaimed.

5.            Miscellaneous.

(a)            Further Action. The Parties shall use all reasonable efforts to take, or cause to be taken, all appropriate action, to do or cause to be done all things necessary, proper or advisable under applicable law, and to execute and deliver such further instruments and other documents and take all such further actions as may be required to carry out the provisions of this Agreement and make effective the Transactions and to evidence the fulfillment of the agreements herein contained.

(b)            Expenses. All costs and expenses, including, without limitation, taxes, and fees and disbursements of counsel, financial advisors, brokers and accountants, incurred in connection with this Agreement and the Transactions shall be paid by the Party incurring such costs and expenses.

(c)            Survival of Covenants. The covenants set forth in this Agreement or in any document or instrument delivered pursuant hereto shall not merge into any assignment or other instrument of transfer executed and delivered by the Seller to the Buyer at the Execution Time. Instead, all such covenants shall survive the execution hereof and shall continue in full force and effect until the applicable statutes of limitations thereon shall have expired.

(d)            Notices. All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (i) when delivered by hand (with written confirmation of receipt), (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (iii) on the date sent by email (with confirmation of transmission) if sent during normal business hours, and on the next business day if sent after normal business hours; or (iv) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective Parties at the addresses set forth in this Section 5(d) (or to such other address that may be designated by a Party from time to time in accordance with this Section 5(d)).

If to Buyer, to its address at:

AmeriServ Financial, Inc.

216 Franklin Street

Johnstown, PA 15901

Attention: Jeffrey A. Stopko, President and CEO

Email: jstopko@ameriserv.com

With copies (which shall not constitute notice) to:

Stevens & Lee, P.C.

111 North Sixth Street

Reading, PA 19601

Attention: David W. Swartz

   Stacey A. Scrivani

Email: david.swartz@stevenslee.com

     stacey.scrivani@stevenslee.com

Vinson & Elkins L.L.P.

1114 Avenue of the Americas, 32nd Floor

New York, NY 10036

Attention: Lawrence S. Elbaum

   C. Patrick Gadson

Email: lelbaum@velaw.com

     pgadson@velaw.com

If to Seller, to the address at:

Driver Opportunity Partners I LP

1266 East Main Street, Suite 700R

Stamford, CT 06902

Attention: J. Abbott R. Cooper

Email: ac@drivermgmtco.com

With a copy (which shall not constitute notice) to:

Klehr Harrison Harvey Branzburg LLP

1835 Market Street, Suite 1400

Philadelphia, PA 19103

Attention: Thomas V. Ayala

Email: tayala@klehr.com

(e)            Governing Law; Venue; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any jurisdiction other than those of the Commonwealth of Pennsylvania. Any controversy or claim between the Parties arising out of or relating to this Agreement or its formation (and including, without limitation, any question of arbitrability) shall be first submitted to mediation, such mediation to be completed within no more than sixty (60) days; provided, however, that any such controversy or claim between the Parties arising out of or relating to this Agreement or its formation (and including, without limitation, any question of arbitrability) that cannot be resolved by mediation shall be resolved by binding arbitration conducted by the American Arbitration Association in accordance with the provisions of its Commercial Arbitration Rules in effect at the time such controversy or claim is submitted to arbitration. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction.

(f)            Construction; Blue Pencil.

(i)            This Agreement has been prepared by both Parties, and the language used herein shall not be construed in favor of or against any particular Party.

(ii)            It is the desire and intent of the Parties that the provisions contained in each Section of this Agreement, and within the subsections of such Sections, are intended to be separate and divisible and shall be enforced to the fullest extent permissible under applicable laws and public policies. Accordingly, if any portion of any provision of this Agreement shall be adjudicated to be invalid or unenforceable, then (A) such portion shall not be held to affect the validity of any other provision contained in this Agreement, and (B) such portion shall be deemed amended either to conform to such restrictions as such court may allow, or to delete therefrom or reform the portion thus adjudicated to be invalid and unenforceable. The Parties hereby expressly request and authorize any mediator, arbitrator, or court of competent jurisdiction, as applicable, to modify any provision of this Agreement if necessary to render it enforceable, in such manner as to preserve as much as possible the Parties’ original intentions, as expressed therein, with respect to the scope thereof.

(g)            Remedies. Any and all remedies herein expressly conferred upon a Party will be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Notwithstanding Section 5(e) above, the Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached. It is accordingly agreed that a Party shall be entitled to seek an injunction and/or temporary restraining order against such breach or threatened breach or specifically enforce this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity. In the event of a dispute between the Parties as to any provision in this Agreement, the Party who prevails on that issue shall be entitled to recover all costs and reasonable attorneys’ fees from the Party who does not prevail.

(h)            Entire Agreement; Amendment. This Agreement sets forth the entire agreement and understanding of the Parties hereto relating to the subject matter hereof and merges all prior discussions, understandings and agreements, both oral and written, between them with respect to the subject matter hereof. No modification of or amendment to this Agreement shall be effective unless in a writing signed by the parties to this Agreement, and no waiver of any rights under this Agreement shall be effective unless in a writing signed by the waiving Party.

(i)            No Waiver. The delay or failure on the part of any Party to (i) insist upon the strict compliance with any of the terms of this Agreement or (ii) exercise any rights or remedies hereunder shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure, nor shall any single or partial exercise of any right or remedy hereunder preclude any subsequent exercise thereof or the exercise of any other right or remedy at any later time or times.

(j)            Titles and Subtitles; Construction. The titles and subtitles used in this Agreement are used for convenience only, form no part of this Agreement, and shall not affect its construction or interpretation. All references to Sections, subsections, paragraphs, clauses or other subdivisions in this Agreement refer to the corresponding Sections, subsections, paragraphs, clauses or other subdivisions of this Agreement. All words used in this Agreement shall be construed to be of such gender or number as the circumstances require. As used in this Agreement, the words “hereby”, “herein”, “hereof”, “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement. Each Party has participated in the negotiation and drafting of this Agreement. Accordingly, the language used herein shall be deemed to be the language chosen by the Parties to express their mutual intent and no rule of strict construction will be applied against any Party to this Agreement.

(k)            Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of an original of this Agreement for all purposes. Signatures of the Parties transmitted by facsimile or PDF transmission shall be deemed to be their original signatures for all purposes.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the Effective Date.

AMERISERV FINANCIAL, INC.

By:	/s Jeffrey A. Stopko
Name: Jeffrey A. Stopko
Title: President & CEO

DRIVER OPPORTUNITY PARTNERS I LP

By:	Driver Management Company LLC,
its general partner

	By:	/s/ J. Abbott R. Cooper
Name: J. Abbott R. Cooper
Title: Managing Member

[Signature Page to Stock Purchase Agreement]